EXHIBIT 10.32


                            AMENDMENT NUMBER THREE TO
              MATRIX CAPITAL CORPORATION 401(K) PROFIT SHARING PLAN



         BY THIS AGREEMENT, Matrix Capital Corporation 401(k) Profit Sharing Plan ("Plan") is hereby amended as follows, effective as of April 1, 1997:


         Section 1.60 is amended to add the following new paragraph at the end thereof:

         "Years of Service with The Vintage Group, Inc., Sterling Trust Company, and Vintage Financial Services Corporation shall be recognized."


IN WITNESS WHEREOF, this Amendment Three has been executed this th day of July, 1998.


                                   MATRIX CAPITAL CORPORATION


                                   By: /s/ Guy A. Gibson
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